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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            -----------------------

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         WATCHGUARD TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

              Delaware                                                       91-1712427
----------------------------------------                        ------------------------------------
(State of Incorporation or Organization)                        (I.R.S. Employer Identification No.)

 316 Occidental Avenue South, Suite 200
         Seattle, Washington                                                   98104
----------------------------------------                        ------------------------------------
(Address of Principal Executive Offices)                                     (Zip Code)

If this form relates to the registration of                If this form relates to the registration of a
a class of securities pursuant to Section                  class of securities pursuant to Section 12(g)
12(b) of the Exchange Act and is effective                 of the Exchange Act and is effective pursuant
pursuant to General Instruction A.(c),                     to General Instruction A.(d), please check the
please check the following box.  [_]                       following box.  [X]

Securities Act registration statement file number to which this form relates:  333-76587
                                                                               ---------

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of Each Class                                         Name of Each Exchange on Which
       to be so Registered                                         Each Class is to be Registered
       -------------------                                         ------------------------------
              None
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Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $0.001 par value per share
                    ----------------------------------------
                               (Title of Class)


                                  Page 1 of 4
                            Exhibit Index on Page 4
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Item 1.    Description of Registrant's Securities to be Registered

     The description of the common stock being registered set forth under the caption "Description of Capital Stock" in the prospectus contained in the registrant's Registration Statement on Form S-1, File No. 333-76587, as originally filed with the Securities and Exchange Commission on April 20, 1999 or as subsequently amended (the "Registration Statement"), is incorporated by reference in response to this item.

Item 2.    Exhibits

     The following exhibits are filed as a part of this Registration Statement:

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
    Exhibit No.        Description
-------------------    --------------------------------------------------------
        1              Restated Certificate of Incorporation of the registrant
                       (incorporated by reference to Exhibit 3.1 to the
                       Registration Statement).

        2              Restated Bylaws of the registrant (incorporated by
                       reference to Exhibit 3.2 to the Registration Statement).
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                                  Page 2 of 4
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                             WATCHGUARD TECHNOLOGIES, INC.



                             /s/ Steven M. Moore
                             -------------------
                             Steven M. Moore
                             Executive Vice President, Chief Financial Officer,
                             Secretary and Treasurer

Dated:  July 26, 1999


                                  Page 3 of 4
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                                 EXHIBIT INDEX
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                                                                                           Sequential
  Exhibit No.   Description                                                                 Page No.
--------------  -----------------------------------------------------------------------  --------------
      1         Restated Certification of Incorporation of the registrant                      --
                (incorporated by reference to Exhibit 3.1 to the Registration
                Statement).

       2        Restated Bylaws of the registrant (incorporated by reference to                --
                Exhibit 3.2 to the Registration Statement).
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                                  Page 4 of 4